EXHIBIT 2.4

                                                        Monthly Operating Report

CASE NAME:   CADIZ PROPERTIES, INC.                                ACCRUAL BASIS

CASE NUMBER: 01-80459-RCM-11

JUDGE:   STEVEN A. FELSENTHAL



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/                                                       Secretary
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


    James C. Williams                                  January 18, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE


PREPARER:


/s/                                                       Secretary
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE


    James C. Williams                                 January 18, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF PREPARER                                    DATE

CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
ASSETS                                                   SCHEDULE ?              MONTH            MONTH         MONTH

                                                                                     12/2001

1.       UNRESTRICTED CASH                                                             4,161
2.       RESTRICTED CASH                                                                   -
3.       TOTAL CASH                                                                    4,161
4.       ACCOUNTS RECEIVABLE (NET)                                                         -
5.       INVENTORY                                                                         -
6.       NOTES RECEIVABLE                                                                  -
7.       PREPAID EXPENSES                                                                  -
8.       OTHER (ATTACH LIST)                                                          61,494
9.       TOTAL CURRENT ASSETS                                                         65,655
10.      PROPERTY, PLANT & EQUIPMENT                                              11,372,641
11.      LESS: ACCUMULATED                                                         1,857,832
         DEPRECIATION/DEPLETION
12.      NET PROPERTY, PLANT & EQUIPMENT                                           9,514,809
13.      DUE FROM INSIDERS                                                         1,441,493
14.      OTHER ASSETS - NET OF AMORTIZATION                                          122,811
         (ATTACH LIST)
15.      OTHER (ATTACH LIST)                                                               -
16.      TOTAL ASSETS                                                             11,144,768
POSTPETITION LIABILITIES
17.      ACCOUNTS PAYABLE                                                                  -
18.      TAXES PAYABLE                                                                     -
19.      NOTES PAYABLE                                                                     -
20.      PROFESSIONAL FEES                                                                 -
21.      SECURED DEBT                                                                 39,671
22.      OTHER (ATTACH LIST)                                                               -
23.      TOTAL POSTPETITION LIABILITIES                                               39,671
PREPETITION LIABILITIES
24.      SECURED DEBT                                                              7,401,415
25.      PRIORITY DEBT                                                                     -
26.      UNSECURED DEBT                                                                    -






27.      OTHER (ATTACH LIST)                                                               -
28.      TOTAL PREPETITION LIABILITIES                                             7,401,415
29.      TOTAL LIABILITIES                                                         7,441,086
EQUITY
30.      PREPETITION OWNERS' EQUITY                                                3,646,334
31.      POSTPETITION CUMULATIVE PROFIT                                               57,348
         (OR LOSS)
32.      DIRECT CHARGES TO EQUITY                                                          -
         (ATTACH EXPLANATION)
33.      TOTAL EQUITY                                                              3,703,682
34.      TOTAL LIABILITIES & OWNERS'                                              11,144,768
         EQUITY


CASE NAME:   CADIZ PROPERTIES, INC.                                                                        MOR-1

CASE NUMBER: 01-80459-RCM-11



8.       Property Tax Escrow                                                                              $  61,494

14.      Capitalized Professional Fees Net of Amortization                                                $ 122,811




CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-2

INCOME STATEMENT
REVENUES                                                     MONTH       MONTH           MONTH         QUARTER

                                                            12/2001

1.       GROSS REVENUE                                          114,667                                    114,667
2.       LESS : RETURNS & DISCOUNTS                                   -                                          -
3.       NET REVENUE                                            114,667                                    114,667
COST OF GOODS SOLD
4.       MATERIAL                                                     -                                          -
5.       DIRECT LABOR                                                 -                                          -
6.       DIRECT OVERHEAD                                              -                                          -
7.       TOTAL COST OF GOODS SOLD                                     -                                          -
8.       GROSS PROFIT                                           114,667                                    114,667
OPERATING EXPENSES
9.       OFFICER/INSIDER COMPENSATION                                 -                                          -
10.      SELLING & MARKETING                                          -                                          -
11.      GENERAL AND ADMINISTRATIVE                                  38                                         38
12.      RENT AND LEASE                                               -                                          -
13.      OTHER (ATTACH LIST)                                          -                                          -
14.      TOTAL OPERATING EXPENSES                                    38                                         38
15.      INCOME BEFORE NON-OPERATING INCOME                     114,629                                    114,629
         AND EXPENSE
OTHER INCOME & EXPENSES
16.      NON-OPERATING INCOME (ATT. LIST)                             -                                          -
17.      NON-OPERATING EXPENSES (ATT. LIST)                           -                                          -
18.      INTEREST EXPENSE                                        39,670                                     39,670
19.      DEPRECIATION/DEPLETION                                  16,290                                     16,290
20.      AMORTIZATION                                             1,321                                      1,321
21.      OTHER (ATTACH LIST)                                          -                                          -
22.      NET OTHER INCOME & EXPENSES                             57,348                                     57,348






REORGANIZATION EXPENSES
23.      PROFESSIONAL FEES                                            -                                          -
24.      U.S. TRUSTEE FEES                                            -                                          -
25.      OTHER (ATTACH LIST)                                          -                                          -
26.      TOTAL REORGANIZATION EXPENSES                                -                                          -
27.      INCOME TAX                                                   -                                          -
28.      NET PROFIT (LOSS)                                       57,348                                     57,348


CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-3

CASH RECEIPTS AND DISBURSEMENTS                              MONTH        MONTH           MONTH         QUARTER

                                                            12/2001

1.       CASH-BEGINNING OF MONTH                                  4,199                                      4,199
RECEIPTS FROM OPERATIONS
2.       CASH SALES                                                   -                                          -
COLLECTION OF ACCOUNTS RECEIVABLES
3.       PREPETITION                                                  -                                          -
4.       POSTPETITION                                                 -                                          -
5.       TOTAL OPERATING RECEIPTS                                     -                                          -
NON-OPERATING RECEIPTS
6.       LOANS & ADVANCES (ATTACH LIST)                               -                                          -
7.       SALE OF ASSETS                                               -                                          -
8.       OTHER (ATTACH LIST)                                          -                                          -
9.       TOTAL NON-OPERATING RECEIPTS                                 -                                          -
10.      TOTAL RECEIPTS                                               -                                          -
11.      TOTAL CASH AVAILABLE                                     4,199                                      4,199
OPERATING DISBURSEMENTS
12.      NET PAYROLL                                                  -                                          -
13.      PAYROLL TAXES PAID                                           -                                          -
14.      SALES, USE & OTHER TAXES PAID                                -                                          -
15.      SECURED/RENTAL/LEASES                                        -                                          -
16.      UTILITIES                                                    -                                          -
17.      INSURANCE                                                    -                                          -
18.      INVENTORY PURCHASES                                          -                                          -
19.      VEHICLE EXPENSES                                             -                                          -
20.      TRAVEL                                                       -                                          -
21.      ENTERTAINMENT                                                -                                          -
22.      REPAIRS & MAINTENANCE                                        -                                          -
23.      SUPPLIES                                                     -                                          -
24.      ADVERTISING                                                  -                                          -
25.      OTHER (ATTACH LIST)                                         38                                         38
26.      TOTAL OPERATING DISBURSEMENTS                               38                                         38






REORGANIZATION EXPENSES
27.      PROFESSIONAL FEES                                            -                                          -
28.      U.S. TRUSTEE FEES                                            -                                          -
29.      OTHER (ATTACH LIST)1                                         -                                          -
30.      TOTAL REORGANIZATION EXPENSES                                -                                          -
31.      TOTAL DISBURSEMENTS                                         38                                         38
32.      NET CASH FLOW                                            4,161                                      4,161
33.      CASH - END OF MONTH                                      4,161                                      4,161





CASE NAME:   CADIZ PROPERTIES, INC.                                                                           MOR-3

CASE NUMBER: 01-80459-RCM-11


25.      Bank Charges                                                                                     $   38.00



CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-4

                                                                       MONTH            MONTH         MONTH
ACCOUNTS RECEIVABLE ACCOUNTS
                                                                       12/2001

1.       0-30
2.       31-60
3.       61-90
4.       91+
5.       TOTAL ACCOUNTS RECEIVABLE
6.       AMOUNT CONSIDERED UNCOLLECTIBLE
7.       ACCOUNTS RECEIVABLE (NET)


AGING OF POSTPETITION TAXES AND PAYABLES                                                    MONTH: DECEMBER 2001
TAXES PAYABLE                                             TAXES       TAXES       TAXES  TAXES      TAXES

1.       FEDERAL
2.       STATE
3.       LOCAL
4.       OTHER (ATTACH LIST)
5.       TOTAL TAXES PAYABLE                                  -           -           -      -         -

6.       ACCOUNTS PAYABLE                                     -           -           -      -         -


STATUS OF POSTPETITION TAXES                                                                        MONTH: DECEMBER 2001
FEDERAL                                                  BEGINNING          AMOUNT            AMOUNT       ENDING TAX
                                                            TAX           WITHHOLDING          PAID         LIABILITY
                                                         LIABILITY        ON ACCOUNT


1.       WITHHOLDING**
2.       FICA-EMPLOYEE**
3.       FICA-EMPLOYER**
4.       UNEMPLOYMENT
5.       INCOME
6.       OTHER (ATTACH LIST)
7.       TOTAL FEDERAL TAXES                                -                   -              -               -
STATE AND LOCAL
8.       WITHHOLDING
9.       SALES
10.      EXCISE
11.      UNEMPLOYMENT
12.      REAL PROPERTY
13.      PERSONAL PROPERTY
14.      OTHER (ATTACH LIST)
15.      TOTAL STATE & LOCAL                                -                   -              -               -
16.      TOTAL TAXES                                        -                   -              -               -



CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-6


PAYMENTS TO INSIDERS AND PROFESSIONALS                      MONTH: DECEMBER 2001

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (I.E. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                        INSIDERS
NAME                          TYPE OF                       AMOUNT PAID                   TOTAL PAID TO
                              INSTRUMENT                                                  DATE

1.
2.
3.
4.
5.
TOTAL PAYMENTS                                                                                          -
TO INSIDERS


                                                      PROFESSIONALS
NAME                     DATE OF              AMOUNT            AMOUNT            TOTAL PAID           TOTAL
                         COURT                APPROVED           PAID              TO DATE            INCURRED
                         ORDER                                                                        AND UNPAID
                         AUTHORIZING
                         PAYMENT

1.
2.
3.
4.
5.
TOTAL                                           -                 -                  -                    -
PAYMENTS TO
PROFESSIONALS

*INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS





NAME OF CREDITOR              SCHEDULED                     AMOUNT PAID                   TOTAL UNPAID
                              MONTHLY                       DURING MONTH                  POSTPETITION
                              PAYMENTS DUE

1.       Morgan Guaranty                                        -
2.
3.
4.
5.
TOTAL


CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-5

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                               MONTH: DECEMBER 2001


BANK RECONCILIATIONS                           Account #1       Account #2        Account #3                      TOTAL

A.       BANK                                  Comerica
B.       ACCOUNT NUMBER                        1880058878
C.       PURPOSE (TYPE)                        DIP
1.       BALANCE PER BANK STATEMENT                       4,161                                                    4,161
2.       ADD: TOTAL DEPOSITS NOT                              -                                                        -
         CREDITED
3.       SUBTRACT OUTSTANDING CHECKS                          -                                                        -
4.       OTHER RECONCILING ITEMS                              -                                                        -
5.       MONTH END BALANCE PER BOOKS                      4,161                                                    4,161
6.       NUMBER OF LAST CHECK WRITTEN                         6


INVESTMENT ACCOUNTS
                                                   DATE OF           TYPE OF          PURCHASE            CURRENT
BANK ACCOUNT NAME & NUMBER                         PURCHASE         INSTRUMENT          PRICE              VALUE

7.
8.
9.
10.
TOTAL INVESTMENTS                                                                         -                  -


CASH
CURRENT ON HAND                                                                                                    -



TOTAL CASH - END OF MONTH                                                                                      4,161


CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-7


QUESTIONNAIRE                                                                                     MONTH: DECEMBER 2001
                                                                                        YES                 NO

1.       HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE                                               X
         NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.       HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER                                               X
         THAN A DEBTOR IN POSSESSION ACCOUNT?
3.       ARE ANY POST PETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)                                      X
         DUE FROM RELATED PARTIES?
4.       HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS                                        X
         REPORTING PERIOD?
5.       HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR                                            X
         FROM ANY PARTY?
6.       ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                       X
7.       ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                       X
8.       ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                   X
9.       ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                         X
10.      ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                     X
         DELINQUENT?
11.      HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING                                          X
         PERIOD?
12.      ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X

IF THE  ANSWER  TO ANY OF THE ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE

1.       ARE WORKERS' COMPENSATION, GENERAL LIABILITY AND OTHER                           X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
3.       PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,   PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

All insurance coverage is maintained by debtor's parent Alford Refrigerated Warehouses, Inc., Case No. 01-39776- BJH-11



                              INSTALLMENT PAYMENTS
       TYPE OF POLICY                    CARRIER                   PERIOD COVERED                PAYMENT AMOUNT
                                                                                                   & FREQUENCY




